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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                November 29, 2001


                             SURGE COMPONENTS, INC.
             (Exact name of registrant as specified in its charter)

          New York                     0-14188                  11-2602030
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
of Incorporation)                                           Identification No.)

                               95 E. Jefryn Blvd.
                            Deer Park, New York 11729

           (Address of principal executive offices including zip code)

                                 (631) 595-1818

                         (Registrant's telephone number,
                              including area code)


          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

       On November 29, 2001, Surge Components, Inc. (the "Company") was notified that it was being delisted from The Nasdaq Stock Market effective November 30, 2001 for the reasons previously disclosed. The Company will seek to cause its common stock to trade in the Pink Sheets.





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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SURGE COMPONENTS, INC.
                                                  (Registrant)

                                            By: /s/ Ira Levy
                                                ----------------------
Dated: November 29, 2001                        Ira Levy, President